Exhibit 99.2

Q4 2018 Earnings October 31, 2018

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results and our planned sale of the SubCom business, including the expected use of proceeds from the sale. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of the U.S. Tax Cuts and Jobs Act; and the risk that the sale of the SubCom business may not be consummated, or if consummated, we do not realize the anticipated benefits from such transaction. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2017 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Definitive agreement to sell SubCom business to Cerberus Capital Management SubCom reported in Discontinued Operations as reflected in Q4 and FY18 results Expect proceeds to be returned to shareholders through share repurchase Delivered another quarter of above market growth with double digit Adjusted EPS growth Sales of $3.5B, up 9% Y/Y and up 8% organically from continuing operations Transportation grew 8% organically, well above market, with growth in all businesses Industrial grew 6% organically with growth across all business Communications grew 12% organically with strong growth in Data and Devices and Appliances Orders up 4% organically Y/Y with growth in all segments with Book to Bill of 0.99 Delivered Adjusted EPS growth of 19% with 110bps Adjusted Operating Margin expansion Adjusted operating margins of 17%, with Y/Y expansion across all segments Adjusted EPS of $1.35, with the Y/Y increase driven by operational performance Free Cash Flow of $670M with $507M returned to shareholders Q4 Highlights 3 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Sales up 15% and Adjusted EPS up 26% Y/Y from continuing operations Delivered strong performance ahead of our business model Sales of $14B, up 15% Y/Y and up 9% organically, well ahead of the market Transportation grew double digits organically with content growth driving significant performance above market Industrial Solutions grew 6% organically with growth across all businesses Communications grew 11% organically with double digit growth in both businesses Adjusted Operating Margins of 17.7%, up 100bps Y/Y with expansion in all segments Adjusted EPS of $5.61, up 26% Y/Y compared to $4.46 in prior year Generated $1.4B of Free Cash Flow; returned $1.6B to shareholders FY19 Guidance expects 3% organic growth Revenue of $14.1B, which includes a $400M headwind from currency exchange rates Adjusted EPS of $5.70, which includes a $0.30 headwind from currency and tax impacts Accelerating cost reduction and footprint consolidation plans while investing for long term growth Expect to maintain balanced deployment of capital in FY19 Full Year Highlights & Guidance 4 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Reported FY17 FY18 FY18 Q4 Y/Y Growth Q4 Q3 Q4 Reported Organic Transportation 1,918 2,188 2,033 6% 4% Industrial 951 1,102 980 3% 3% Communications 437 476 452 4% 4% Total TE 3,306 3,766 3,465 5% 4% Book to Bill 1.02 1.05 0.99 Segment Orders Summary ($ in millions) 5 Q4 orders growth in North America and Europe partially offset by weakness in China Transportation growth driven by Automotive and Sensors offset by Commercial Transportation Industrial growth driven by AD&M and strength in medical applications Communications growth driven by Data & Devices offset by Appliances Y/Y orders growth across all segments with sequential decline reflecting moderating growth

Y/Y Growth Rates Reported Organic Automotive $1,463 8% 6% Commercial Transportation 312 14% 15% Sensors 237 8% 10% Transportation Solutions $2,012 9% 8% $ in Millions Q4 Sales Q4 Business Performance Reported Up 9% Organic Up 8% Y/Y Growth Rates Reported Organic Orders $2,033 6% 4% Q4 Adjusted Operating Margin Transportation Solutions 6 Adjusted EBITDA Margin 22.9% 23.4% Automotive sales of 6% organically versus auto production declines of 2%, reinforcing growth from content expansion Commercial Transportation organic growth well above market with content and share gains Sensors organic growth driven by auto, commercial transportation and industrial applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Adjusted Operating Margins expand 40bps Y/Y while investing for long term growth $1,844 $2,012 Q4 2017 Q4 2018 17.7% 18.1% Q4 2017 Q4 2018

Y/Y Growth Rates Reported Organic Industrial Equipment $514 5% 4% Aerospace, Defense and Marine 310 9% 9% Energy 190 6% 8% Industrial Solutions $1,014 6% 6% $ in Millions Q4 Sales Industrial Equipment organic growth driven primarily by medical applications with slower growth in factory automation AD&M organic growth across all businesses with momentum in Commercial Air and Defense; Return to growth in Oil and Gas Energy organic growth driven by all regions Q4 Business Performance Reported Up 6% Organic Up 6% Q4 Adjusted Operating Margin Industrial Solutions 7 Y/Y Growth Rates Reported Organic Orders $980 3% 3% Adjusted Operating Margin expansion of 160 basis points, driven by operating leverage Adjusted EBITDA Margin 17.9% 19.4% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. $954 $1,014 Q4 2017 Q4 2018 13.4% 15.0% Q4 2017 Q4 2018

Y/Y Growth Rates Reported Organic Data & Devices $294 15% 17% Appliances 189 4% 5% Communications Solutions $483 11% 12% $ in Millions Q4 Sales Data & Devices organic growth across all regions driven by high speed connectivity in the data center and content growth from electronification trends Appliances driven by strength in North America and EMEA partially offset by a weakening Asia market Q4 Business Performance Reported Up 11% Organic Up 12% Y/Y Growth Rates Reported Organic Orders $452 4% 4% Q4 Adjusted Operating Margin Adjusted Operating Margin expansion of 310 basis points, driven by operating leverage 8 Communications Solutions Adjusted EBITDA Margin 18.5% 20.9% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. 13.7% 16.8% Q4 2017 Q4 2018 $437 $483 Q4 2017 Q4 2018

*Represents Diluted Earnings Per Share from Continuing Operations **Q4 FY18 includes a $1,222 million net income tax benefit associated with the tax impacts of certain intercompany transactions including an increase to the valuation allowance. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. ($ in Millions, except per share amounts) Q4 FY17 Q4 FY18 Net Sales $ 3,235 $ 3,509 Operating Income $ 491 $ 570 Operating Margin 15.2% 16.2% Acquisition Related Charges 1 5 Restructuring & Other Charges, net 22 22 Adjusted Operating Income $ 514 $ 597 Adjusted Operating Margin 15.9% 17.0% Earnings Per Share* $ 1.09 $ 4.78 Acquisition Related Charges - 0.01 Restructuring & Other Charges, net 0.04 0.05 Tax Items** - (3.49) Adjusted EPS $ 1.13 $ 1.35 Q4 Financial Summary 9

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Q4 Operating Metrics 10 Adjusted EBITDA Margin Note: Cash from continuing operations up 10% Y/Y $664 $670 Q4 2017 Q4 2018 15.9% 17.0% Q4 2017 Q4 2018 20.8% 21.9% Q4 2017 Q4 2018 33.0% 33.7% Q4 2017 Q4 2018

FY18 Summary 11 Transportation Solutions Organic Up 11%* Sales Adjusted Operating Margin Communications Solutions Organic Up 11%* Sales Organic Up 9%* Sales TE Connectivity $ in Millions *Represents FY18 organic growth over the prior year. Organic Net Sales Growth and Adjusted Operating Margin are non-GAAP financial measures: see Appendix for description and reconciliation. Adjusted Operating Margin Adjusted Operating Margin Organic Up 6%* Sales Industrial Solutions Adjusted Operating Margin 10.2% 13.5% 16.3% FY16 FY17 FY18 $6,503 $7,039 $8,290 FY16 FY17 FY18 19.5% 19.4% 19.6% FY16 FY17 FY18 $1,634 $1,639 $1,842 FY16 FY17 FY18 $11,352 $12,185 $13,988 FY16 FY17 FY18 16.2% 16.7% 17.7% FY16 FY17 FY18 $3,215 $3,507 $3,856 FY16 FY17 FY18 12.7% 12.7% 14.4% FY16 FY17 FY18

Guidance* Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.33B to $3.43B Adjusted EPS $1.25 to $1.29 Sales up 1% Y/Y; Expect organic growth of 3% Y/Y Adjusted EPS down 11% Y/Y at the midpoint FX headwind impacting sales by $75M Y/Y and Adjusted EPS by $0.04 Y/Y Flat Up Low Single Digits Organic Up Low Single Digits Up Mid Single Digits Organic Up Mid Single Digits Up Mid Single Digits Organic Q1 Outlook 12 Automotive expected to be up low single digits organically Y/Y despite 2% decline in global production driven by softness in Europe and China Industrial Solutions organic growth driven by growth across all business Communications Solutions organic growth driven primarily by Data & Devices * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Y/Y outlook reflects business returning to normal seasonality

Expect all segments to contribute to 3% organic growth Sales of $13.9B to $14.3B Adjusted EPS of $5.60 to $5.80 Sales up 1% Y/Y; Organic growth of 3% Y/Y Adjusted EPS up high-single digits excluding negative headwinds from: FX impacting Sales by $400M and Adjusted EPS by $0.16 Tax impacting Adjusted EPS by $0.14 Up Low Single Digits Up Mid Single Digits Organic Up Low Single Digits Up Low Single Digits Organic Up Low Single Digits Up Low Single Digits Organic FY19 Outlook Guidance* Transportation Solutions Industrial Solutions TE Connectivity Highlights 13 Communications Solutions Content gains drive mid-single digit organic Auto growth on flat global auto production; Expect continued growth in Sensors Industrial Solutions growth driven by Commercial Air & Defense and medical applications Communications organic growth driven by Data & Devices * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Additional Information 14

8K Recast Summary

(in millions)	For the Quarters Ended December 30, 2016	March 31, 2017	June 30, 2017	September 29, 2017	December 29, 2017	March 30, 2018	June 29, 2018	September 28, 2018	For the Years Ended September 30, 2016 [2]	September 29, 2017	September 28, 2018
Net Sales:											
Transportation Solutions	$ 1,675	$ 1,755	$ 1,765	$ 1,844	$ 2,032	$ 2,134	$ 2,112	$ 2,012	$ 6,503	$ 7,039	$ 8,290
Industrial Solutions	795	853	905	954	882	972	988	1,014	3,215	3,507	3,856
Communications Solutions	378	399	425	437	422	456	481	483	1,634	1,639	1,842
Total	$ 2,848	$ 3,007	$ 3,095	$ 3,235	$ 3,336	$ 3,562	$ 3,581	$ 3,509	$ 11,352	$ 12,185	$ 13,988
Adjusted Operating Income [1]:											
Transportation Solutions	$ 370	$ 335	$ 335	$ 326	$ 426	$ 427	$ 406	$ 364	$ 1,265	$ 1,366	$ 1,623
Industrial Solutions	92	109	117	128	126	135	142	152	407	446	555
Communications Solutions	51	53	58	60	75	70	75	81	166	222	301
Total	$ 513	$ 497	$ 510	$ 514	$ 627	$ 632	$ 623	$ 597	$ 1,838	$ 2,034	$ 2,479
Adjusted Operating margin [1]:	18.0%	16.5%	16.5%	15.9%	18.8%	17.7%	17.4%	17.0%	16.2%	16.7%	17.7%
Adjusted EPS [1]:	$ 1.09	$ 1.11	$ 1.13	$ 1.13	$ 1.42	$ 1.42	$ 1.42	$ 1.35	$ 3.82	$ 4.46	$ 5.61
Impact of Divestiture											
Net Sales:	$ (215)	$ (220)	$ (272)	$ (221)	$ (144)	$ (183)	$ (183)	$ (192) *	$ (886)	$ (928)	$ (702) *
Adjusted Operating Income [1]:	(32)	(46)	(57)	(51)	4	(3)	(5)	(13) *	(144)	(186)	(17) *
Adjusted EPS [1]:	(0.06)	(0.08)	(0.11)	(0.12)	0.02	-	(0.01)	(0.03) *	(0.26)	(0.37)	(0.02) *

*Financial results for the quarter and fiscal year ended September 28, 2018 have not been previously reported.

[1] A non-GAAP financial measure. See description of non-GAAP financial measures.
[2] Fiscal 2016 was a 53-week year. The additional week contributed sales of $227 million and operating income of $53 million.

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Y/Y Q4 2018 16 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q4 2017 Results $3,235 $1.13 Operational Performance 315 0.27 FX Impact (41) (0.01) Tax Rate Impact - (0.04) Q4 2018 Results $3,509 $1.35

Y/Y FY 2018 17 Sales (in millions) Adjusted EPS 2017 Results $12,185 $4.46 Operational Performance 1,367 1.08 FX Benefit 436 0.19 Tax Rate Impact - (0.12) 2018 Results $13,988 $5.61 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y Q1 2019 18 Sales (in millions) Adjusted EPS Q1 2018 Results $3,336 $1.42 Operational Performance 114 (0.04) Non-operational Items - (0.06) FX Impact (75) (0.04) Tax Rate Impact - (0.01) Q1 2019 Guidance $3,375 $1.27 Guidance Range: Sales of $3.33B - $3.43B Adjusted EPS of $1.25 – $1.29 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y FY 2019 19 Sales (in millions) Adjusted EPS 2018 Results $13,988 $5.61 Operational Performance 512 0.39 FX Impact (400) (0.16) Tax Rate Impact - (0.14) 2019 Guidance $14,100 $5.70 Guidance Range Sales of $13.9B - $14.3B Adjusted EPS of $5.60 - $5.80 New acquisitions minimally accretive in first year Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

($ in Millions) Q4 2017 Q4 2018 Beginning Cash Balance $755 $770 Free Cash Flow 664 670 Dividends (141) (153) Share repurchases (238) (268) Acquisition (173) (153) Net increase (decrease) in Debt 332 (1) Other 19 (17) Ending Cash Balance $1,218 $848 Total Debt $4,344 $4,000 ($ in Millions) Q4 2017 Q4 2018 Cash from Continuing Operations $838 $922 Capital expenditures, net Cash paid pursuant to collateral requirements related to cross currency swaps (235) 61 (258) 6 Free Cash Flow $664 $670 A/R $2,138 $2,361 Days Sales Outstanding* 60 61 Inventory $1,647 $1,857 Days on Hand* 69 72 Accounts Payable $1,387 $1,548 Days Outstanding* 58 60 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q4 Balance Sheet & Cash Flow Summary 20

Appendix 21

22 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including acquisition related charges, if any. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

23 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week and Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended				For the Years Ended			
	September 28, 2018		September 29, 2017		September 28, 2018		September 29, 2017	
	($ in millions)							
	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 2,012		$ 1,844		$ 8,290		$ 7,039	
Industrial Solutions	1,014		954		3,856		3,507	
Communications Solutions	483		437		1,842		1,639	
Total	$ 3,509		$ 3,235		$ 13,988		$ 12,185	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 341	16.9%	$ 318	17.2%	$ 1,578	19.0%	$ 1,294	18.4%
Industrial Solutions	146	14.4	109	11.4	465	12.1	364	10.4
Communications Solutions	83	17.2	64	14.6	288	15.6	218	13.3
Total	$ 570	16.2%	$ 491	15.2%	$ 2,331	16.7%	$ 1,876	15.4%
	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)
Transportation Solutions	$ 364	18.1%	$ 326	17.7%	$ 1,623	19.6%	$ 1,366	19.4%
Industrial Solutions	152	15.0	128	13.4	555	14.4	446	12.7
Communications Solutions	81	16.8	60	13.7	301	16.3	222	13.5
Total	$ 597	17.0%	$ 514	15.9%	$ 2,479	17.7%	$ 2,034	16.7%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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Reconciliation of Net Sales Growth – Q4 18 vs. Q4 17 25 Translation (2) Acquisitions Transportation Solutions (3) : Automotive 113 $ 8.4% 77 $ 5.8% (20) $ 56 $ Commercial transportation 38 13.9 40 14.6 (2) - Sensors 17 7.7 21 9.5 (4) - Total 168 9.1 138 7.5 (26) 56 Industrial Solutions (3) : Industrial equipment 24 4.9 19 3.9 (5) 10 Aerospace, defense, oil, and gas 26 9.2 26 9.2 - - Energy 10 5.6 14 8.0 (4) - Total 60 6.3 59 6.2 (9) 10 Communications Solutions (3) : Data and devices 39 15.3 43 17.0 (4) - Appliances 7 3.8 9 4.8 (2) - Total 46 10.5 52 11.9 (6) - Total 274 $ 8.5% 249 $ 7.7% (41) $ 66 $ (1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. Organic Net Change in Net Sales for the Quarter Ended September 28, 2018 Sales Growth (1) ($ in millions) Sales Growth Net versus Net Sales for the Quarter Ended September 29, 2017

Reconciliation of Net Sales Growth – FY18 vs. FY17

	Change in Net Sales for the Year Ended September 28, 2018 versus Net Sales for the Year Ended September 29, 2017					
	Net Sales Growth		Organic Net Sales Growth [1]		Translation [2]	Acquisitions
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 864	16.5%	$ 434	8.2%	$ 213	$ 217
Commercial transportation	283	28.4	233	23.2	50	-
Sensors	104	12.8	72	8.9	32	-
Total	1,251	17.8	739	10.5	295	217
Industrial Solutions [3]:						
Industrial equipment	240	13.7	150	8.6	58	32
Aerospace, defense, oil, and gas	82	7.6	51	4.7	31	-
Energy	27	3.9	6	0.9	21	-
Total	349	10.0	207	5.9	110	32
Communications Solutions [3]:						
Data and devices	105	10.9	91	9.5	14	-
Appliances	98	14.5	81	12.0	17	-
Total	203	12.4	172	10.5	31	-
Total	$ 1,803	14.8%	$ 1,118	9.2%	$ 436	$ 249

[1] Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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TE connectivity

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 29, 2017 27 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 417 $ 5 $ 4 $ - $ 426 $ Industrial Solutions 102 2 22 - 126 Communications Solutions 67 - 8 - 75 Total 586 $ 7 $ 34 $ - $ 627 $ Operating Margin 17.6% 18.8% Other Income, Net 2 $ - $ - $ (1) $ 1 $ Income Tax Expense (599) $ (2) $ (8) $ 506 $ (103) $ Effective Tax Rate 105.8% 17.0% Income (Loss) from Continuing Operations (33) $ 5 $ 26 $ 505 $ 503 $ Diluted Earnings (Loss) per Share from Continuing Operations (4) (0.09) $ 0.01 $ 0.07 $ 1.42 $ 1.42 $ (4) U.S. GAAP diluted shares excludes 3 million of nonvested restricted share awards and nonvested options as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 30, 2018 28 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 427 $ 2 $ (2) $ 427 $ Industrial Solutions 125 3 7 135 Communications Solutions 69 - 1 70 Total 621 $ 5 $ 6 $ 632 $ Operating Margin 17.4% 17.7% Other Income, Net 1 $ - $ - $ 1 $ Income Tax Expense (108) $ - $ 1 $ (107) $ Effective Tax Rate 18.1% 17.6% Income from Continuing Operations 490 $ 5 $ 7 $ 502 $ Diluted Earnings per Share from Continuing Operations 1.38 $ 0.01 $ 0.02 $ 1.42 $ ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2018 29 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 393 $ 2 $ 11 $ 406 $ Industrial Solutions 92 3 47 142 Communications Solutions 69 - 6 75 Total 554 $ 5 $ 64 $ 623 $ Operating Margin 15.5% 17.4% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (77) $ (2) $ (20) $ (99) $ Effective Tax Rate 14.5% 16.5% Income from Continuing Operations 453 $ 3 $ 44 $ 500 $ Diluted Earnings per Share from Continuing Operations 1.29 $ 0.01 $ 0.13 $ 1.42 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) (2) See description of non-GAAP financial measures. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 28, 2018 30 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 341 $ 3 $ 20 $ - $ 364 $ Industrial Solutions 146 2 4 - 152 Communications Solutions 83 - (2) - 81 Total 570 $ 5 $ 22 $ - $ 597 $ Operating Margin 16.2% 17.0% Other Expense, Net (1) $ - $ - $ - $ (1) $ Income Tax (Expense) Benefit 1,128 $ (1) $ (4) $ (1,222) $ (99) $ Effective Tax Rate (206.6)% 17.3% Income from Continuing Operations 1,674 $ 4 $ 18 $ (1,222) $ 474 $ Diluted Earnings per Share from Continuing Operations 4.78 $ 0.01 $ 0.05 $ (3.49) $ 1.35 $ (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. ($ in millions, except per share data) Adjustments (2) Includes a $1,222 million net income tax benefit associated with the tax impacts of certain intercompany transactions including an increase to the valuation allowance.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 28, 2018 31 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,578 $ 12 $ 33 $ - $ 1,623 $ Industrial Solutions 465 10 80 - 555 Communications Solutions 288 - 13 - 301 Total 2,331 $ 22 $ 126 $ - $ 2,479 $ Operating Margin 16.7% 17.7% Other Income, Net 1 $ - $ - $ (1) $ - $ Income Tax (Expense) Benefit 344 $ (5) $ (31) $ (716) $ (408) $ Effective Tax Rate (15.4)% 17.1% Income from Continuing Operations 2,584 $ 17 $ 95 $ (717) $ 1,979 $ Diluted Earnings per Share from Continuing Operations 7.32 $ 0.05 $ 0.27 $ (2.03) $ 5.61 $ (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. Adjustments (2) Includes a $1,283 million net income tax benefit associated with the tax impacts of certain intercompany transactions and legal entity restructurings including an increase to the valuation allowance. Also includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2016 32 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 345 $ 1 $ 24 $ - $ 370 $ Industrial Solutions 69 2 21 - 92 Communications Solutions 50 - 1 - 51 Total 464 $ 3 $ 46 $ - $ 513 $ Operating Margin 16.3% 18.0% Other Expense, Net (8) $ - $ - $ - $ (8) $ Income Tax Expense (41) $ (1) $ (13) $ (30) $ (85) $ Effective Tax Rate 9.6% 17.8% Income from Continuing Operations 387 $ 2 $ 33 $ (30) $ 392 $ Diluted Earnings per Share from Continuing Operations 1.08 $ 0.01 $ 0.09 $ (0.08) $ 1.09 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany restructurings and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2017 33 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 301 $ - $ 34 $ - $ 335 $ Industrial Solutions 86 3 20 - 109 Communications Solutions 48 - 5 - 53 Total 435 $ 3 $ 59 $ - $ 497 $ Operating Margin 14.5% 16.5% Other Expense, Net (10) $ - $ - $ - $ (10) $ Income Tax Expense (22) $ - $ (17) $ (22) $ (61) $ Effective Tax Rate 5.6% 13.3% Income from Continuing Operations 374 $ 3 $ 42 $ (22) $ 397 $ Diluted Earnings per Share from Continuing Operations 1.04 $ 0.01 $ 0.12 $ (0.06) $ 1.11 $ (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2017 34 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 330 $ 1 $ 4 $ - $ 335 $ Industrial Solutions 100 3 14 - 117 Communications Solutions 56 - 2 - 58 Total 486 $ 4 $ 20 $ - $ 510 $ Operating Margin 15.7% 16.5% Other Expense, Net (13) $ - $ - $ 7 $ (6) $ Income Tax Expense (55) $ (1) $ (3) $ (14) $ (73) $ Effective Tax Rate 12.4% 15.3% Income from Continuing Operations 390 $ 3 $ 17 $ (7) $ 403 $ Diluted Earnings per Share from Continuing Operations 1.09 $ 0.01 $ 0.05 $ (0.02) $ 1.13 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2017 35 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 318 $ 1 $ 7 $ 326 $ Industrial Solutions 109 - 19 128 Communications Solutions 64 - (4) 60 Total 491 $ 1 $ 22 $ 514 $ Operating Margin 15.2% 15.9% Other Expense, Net (11) $ - $ - $ (11) $ Income Tax Expense (62) $ (1) $ (7) $ (70) $ Effective Tax Rate 13.7% 14.8% Income from Continuing Operations 389 $ - $ 15 $ 404 $ Diluted Earnings per Share from Continuing Operations 1.09 $ - $ 0.04 $ 1.13 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2017 36 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,294 $ 3 $ 69 $ - $ 1,366 $ Industrial Solutions 364 8 74 - 446 Communications Solutions 218 - 4 - 222 Total 1,876 $ 11 $ 147 $ - $ 2,034 $ Operating Margin 15.4% 16.7% Other Expense, Net (42) $ - $ - $ 7 $ (35) $ Income Tax Expense (180) $ (3) $ (40) $ (66) $ (289) $ Effective Tax Rate 10.5% 15.3% Income from Continuing Operations 1,540 $ 8 $ 107 $ (59) $ 1,596 $ Diluted Earnings per Share from Continuing Operations 4.30 $ 0.02 $ 0.30 $ (0.16) $ 4.46 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

FY16 Impact of Additional Week

		Fiscal 2016			Change in Net Sales for Fiscal 2017 versus Net Sales for Fiscal 2016			Change in Organic Net Sales for Fiscal 2017 versus Organic Net Sales for Fiscal 2016 [2]		
			Adjustment			Adjustment			Adjustment	
	Fiscal 2017	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 5,228	$ 4,912	$ (102)	$ 4,810	6.4%	2.3%	8.7%	7.1%	2.3%	9.4%
Commercial transportation	997	825	(15)	810	20.8	2.3	23.1	21.9	2.2	24.1
Sensors	814	766	(13)	753	6.3	1.8	8.1	3.0	1.7	4.7
Total	7,039	6,503	(130)	6,373	8.2	2.3	10.5	8.5	2.1	10.6
Industrial Solutions										
Industrial equipment	1,747	1,419	(32)	1,387	23.1	2.9	26.0	5.5	2.4	7.9
Aerospace, defense, oil, and gas	1,075	1,100	(20)	1,080	(2.3)	1.8	(0.5)	(1.7)	1.8	0.1
Energy	685	696	(13)	683	(1.6)	1.9	0.3	(1.0)	1.9	0.9
Total	3,507	3,215	(65)	3,150	9.1	2.2	11.3	1.6	2.1	3.7
Communications Solutions										
Data and devices	963	1,019	(21)	998	(5.5)	2.0	(3.5)	2.3	2.3	4.6
Appliances	676	615	(11)	604	9.9	2.0	11.9	10.8	2.2	13.0
Total	1,639	1,634	(32)	1,602	0.3	2.0	2.3	5.7	2.2	7.9
Total	$ 12,185	$ 11,352	$ (227)	$ 11,125	7.3%	2.2%	9.5%	6.1%	2.2%	8.3%

For the Year Ended September 30, 2016

		Adjustments				Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges (Credits), Net	Tax Items [4]	53 Weeks Adjusted (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks Adjusted (Non-GAAP) [1][2]
	($ in millions, except per share data)						
Operating Income	$ 1,808	$ 32	$ (2)	$ -	$ 1,838	$ (53)	$ 1,785
Operating Margin	15.9%				16.2%		16.0%
Diluted Earnings per Share from Continuing Operations	$ 5.01	$ 0.07	$ (0.01)	$ (1.25)	$ 3.82	$ (0.12)	$ 3.70

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP financial measures.

(3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

37

Reconciliation of Net Sales Growth – FY17 vs. FY16 38 Acquisitions Translation (2) (Divestiture) Transportation Solutions (3) : Automotive 316 $ 6.4% 349 $ 7.1% (33) $ - $ Commercial Transportation 172 20.8 181 21.9 (9) - Sensors 48 6.3 23 3.0 (5) 30 Total 536 8.2 553 8.5 (47) 30 Industrial Solutions (3) : Industrial Equipment 328 23.1 77 5.5 (10) 261 Aerospace, Defense, Oil, and Gas (25) (2.3) (19) (1.7) (7) 1 Energy (11) (1.6) (8) (1.0) (3) - Total 292 9.1 50 1.6 (20) 262 Communications Solutions (3) : Data and Devices (56) (5.5) 24 2.3 (10) (70) Appliances 61 9.9 67 10.8 (6) - Total 5 0.3 91 5.7 (16) (70) Total 833 $ 7.3% 694 $ 6.1% (83) $ 222 $ Sales Growth (1) (1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. ($ in millions) versus Net Sales for the Fiscal Year Ended September 30, 2016 Change in Net Sales for the Fiscal Year Ended September 29, 2017 Net Organic Net Sales Growth

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 20161 39 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (2)(3) (Credits), Net (3) Items (4) (Non-GAAP) (5) Operating Income: Transportation Solutions 1,209 $ 9 $ 47 $ - $ 1,265 $ Industrial Solutions 353 23 31 - 407 Communications Solutions 246 - (80) - 166 Total 1,808 $ 32 $ (2) $ - $ 1,838 $ Operating Margin 15.9% 16.2% Other Expense, Net (677) $ - $ - $ 650 $ (27) $ Income Tax (Expense) Benefit 826 $ (7) $ (1) $ (1,111) $ (293) $ Effective Tax Rate (80.9)% 17.2% Income from Continuing Operations 1,847 $ 25 $ (3) $ (461) $ 1,408 $ Diluted Earnings per Share from Continuing Operations 5.01 $ 0.07 $ (0.01) $ (1.25) $ 3.82 $ ($ in millions, except per share data) Adjustments (1) Fiscal 2016 was a 53-week year. The additional week contributed sales of $227 million and adjusted EPS of $0.12. (2) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (3) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (5) See description of non-GAAP financial measures.

Reconciliation of Gross Margin & Gross Margin Percentage 40 September 28, September 29, September 28, September 29, 2018 2017 2018 2017 Net Sales 3,509 $ 3,235 $ 13,988 $ 12,185 $ Cost of Sales 2,327 2,168 9,243 8,002 Gross Margin 1,182 1,067 4,745 4,183 Gross Margin Percentage 33.7% 33.0% 33.9% 34.3% Acquisition Related Charges - - 8 5 Adjusted Gross Margin (1) 1,182 $ 1,067 $ 4,753 $ 4,188 $ Adjusted Gross Margin Percentage (1) 33.7% 33.0% 34.0% 34.4% (1) See description of non-GAAP financial measures. For the Quarters Ended For the Years Ended ($ in millions)

Reconciliation of Free Cash Flow 41 September 28, September 29, September 28, September 29, 2018 2017 2018 2017 Net cash provided by operating activities: Net cash provided by continuing operating activities 922 $ 838 $ 2,301 $ 2,273 $ Net cash provided by discontinued operating activities 2 35 150 48 924 873 2,451 2,321 Net cash used in investing activities (419) (394) (1,094) (932) Net cash used in financing activities (420) (23) (1,722) (814) Effect of currency translation on cash (7) 7 (5) (4) Net increase (decrease) in cash and cash equivalents 78 $ 463 $ (370) $ 571 $ Net cash provided by continuing operating activities 922 $ 838 $ 2,301 $ 2,273 $ Excluding: Receipts related to pre-separation U.S. tax matters, net - - (5) (23) Cash paid pursuant to collateral requirements related to cross currency swaps 6 61 16 80 Capital expenditures, net (258) (235) (912) (660) Free cash flow (1) 670 $ 664 $ 1,400 $ 1,670 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended For the Years Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	September 28, 2018	September 29, 2017
	($ in millions)	
Net Income	$ 1,661	$ 434
(Income) loss from discontinued operations	13	(45)
Income tax expense (benefit)	(1,128)	62
Other expense, net	1	11
Interest expense	27	35
Interest income	(4)	(6)
Operating Income	570	491
Acquisition related charges	5	1
Restructuring and other charges, net	22	22
Adjusted Operating Income [1]	597	514
Depreciation and amortization [2]	171	160
Adjusted EBITDA [1]	$ 768	$ 674
Net Sales	$ 3,509	$ 3,235
Net income as a percentage of net sales	47.3%	13.4%
Adjusted EBITDA margin [1]	21.9%	20.8%

	For the Quarters Ended							
	September 28, 2018				September 29, 2017			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
				($ in millions)				
Operating Income	$ 341	$ 146	$ 83	$ 570	$ 318	$ 109	$ 64	$ 491
Acquisition related charges	3	2	-	5	1	-	-	1
Restructuring and other charges (credits), net	20	4	(2)	22	7	19	(4)	22
Adjusted Operating Income [1]	364	152	81	597	326	128	60	514
Depreciation and amortization	106	45	20	171	96	43	21	160
Adjusted EBITDA [1]	$ 470	$ 197	$ 101	$ 768	$ 422	$ 171	$ 81	$ 674
Net Sales	$ 2,012	$ 1,014	$ 483	$ 3,509	$ 1,844	$ 954	$ 437	$ 3,235
Operating margin	16.9%	14.4%	17.2%	16.2%	17.2%	11.4%	14.6%	15.2%
Adjusted operating margin [1]	18.1%	15.0%	16.8%	17.0%	17.7%	13.4%	13.7%	15.9%
Adjusted EBITDA margin [1]	23.4%	19.4%	20.9%	21.9%	22.9%	17.9%	18.5%	20.8%

[1] See description of non-GAAP financial measures.

42

Adjusted Return on Invested Capital (ROIC) 43 September 28, September 29, September 30, 2018 2017 2016 Operating income 2,331 $ 1,876 $ Acquisition related charges 22 11 Restructuring and other charges, net 126 147 Adjusted Operating Income (1) 2,479 2,034 Amortization expense 180 169 Adjustments (2) (4) (5) Adjusted amortization expense 176 $ 164 $ Adjusted operating income plus adjusted amortization expense 2,655 $ 2,198 $ Income from continuing operations before income taxes 2,240 $ 1,720 $ Acquisition related charges 22 11 Restructuring and other charges, net 126 147 Tax items (1) 7 Adjusted income from continuing operations before income taxes 2,387 $ 1,885 $ Income taxes paid, net of refunds 393 $ 323 $ Refunds for tax deficiencies related to pre-separation tax matters - 23 Adjusted income taxes paid, net of refunds 393 $ 346 $ Adjusted cash tax rate 16.5% 18.4% Adjusted net operating profit after taxes 2,218 $ 1,795 $ Total debt 4,000 $ 4,344 $ 4,070 $ Total shareholders' equity 10,831 9,751 8,485 Invested capital 14,831 $ 14,095 $ 12,555 $ Average invested capital 14,463 $ 13,325 $ Adjusted ROIC (1) 15.3% 13.5% As of or for the Years Ended ($ in millions) (1) See description of non-GAAP financial measures. (2) Includes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $4 million and $5 million for the years ended September 28, 2018 and September 29, 2017, respectively, as these charges are included in the acquisition related charges line.

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 44 Outlook for Quarter Ending December 28, Outlook for 2018 (1) Fiscal 2019 (1) Diluted earnings per share from continuing operations (GAAP) $1.09 - $1.13 $5.20 - $5.40 Restructuring and other charges, net 0.13 0.33 Acquisition related charges 0.03 0.07 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.25 - $1.29 $5.60 - $5.80 Net sales growth (GAAP) 0% - 3% 0% - 2% Translation 2 3 (Acquisitions) divestitures, net (1) (1) Organic net sales growth (non-GAAP) (2) 1% - 4% 2% - 4% Effective tax rate (GAAP) 19% Effective tax rate adjustments (3) - Adjusted effective tax rate (non-GAAP) (2) 19% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of October 31, 2018. (2) See description of non-GAAP financial measures.